UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2014

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 918-4480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Alion will host a conference call on May 22, 2014 at 11:00 a.m. EST, 8:00 a.m. PST, to discuss second quarter financial results for Alion’s fiscal year 2014. Participants may join the conference call by dialing (866) 814-1916 (toll-free) or (703) 639-1360 ten minutes prior to the start of the conference. The conference code is 1638743. This call is being provided for and is limited to investors in Alion’s debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014

ALION SCIENCE AND TECHNOLOGY
CORPORATION

By:	/s/ Kevin T. Boyle
Name:	Kevin T. Boyle
Title:	Senior Vice President and General Counsel